FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of July 28, 2014, by and among CURTISS-WRIGHT CORPORATION, a Delaware corporation (the "Company"), each of the other Loan Parties under the Credit Agreement (as hereinafter defined), the LENDERS (as defined under the Credit Agreement) parties hereto, and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (the "Administrative Agent").
WITNESSETH:
WHEREAS, the parties hereto are parties to that certain Third Amended and Restated Credit Agreement dated as of August 9, 2012 (the "Credit Agreement"); and
WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1.DEFINED TERMS. Capitalized terms used herein unless otherwise defined herein have the meanings ascribed to them in the Credit Agreement as amended by this Amendment. Hereafter, references in the Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as modified hereby and as further amended, restated or otherwise modified in accordance with its terms.
2.    AMENDMENTS.
(a)    Section 7.05(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(b)    Dispositions of its property that, together with all other property of its Subsidiaries previously leased, sold or disposed of (other than Investments sold in the ordinary course of business by Subsidiaries of Borrowers) as permitted by this Section 7.05 since the date hereof, do not constitute a Substantial Portion of the property of the Company and its consolidated Subsidiaries; provided, however, that if a Material Subsidiary is sold or otherwise disposed of; or all or substantially all of the assets of a Material Subsidiary are sold or otherwise disposed of, then the net proceeds of such sale or other disposition shall be used, within 365 days of the receipt of such net proceeds, for general corporate purposes of the Borrower and its remaining Subsidiaries, including reinvestment in assets, funding of working capital, repayment of debt, and buy-back of capital stock (but excluding payment of dividends outside the ordinary course of business).

(b)    Section 8.01(1) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(1)    Company Sale of any Borrower, etc. The Company shall cease to own, beneficially or of record, directly or indirectly, 100% of the issued and outstanding shares of capital stock of all Material Subsidiaries, except as otherwise contemplated in Section 7.05(b) hereof, and subject to continued compliance at all times with the requirements of Section 7.12 hereof.

3.    CONDITIONS TO THE EFFECTIVENESS OF THIS AMENDMENT.
This Amendment shall be effective when (a) it has been signed and delivered by the Loan Parties, the Required Lenders and the Administrative Agent, (b) the representations and warranties of the Loan Parties in Section 4 hereof shall be true and correct in all material respects (as qualified in such Section 4), and (c) the Loan Parties have paid and/or reimbursed the Administrative Agent for all of its fees and expenses incurred in connection with the preparation and negotiation of this Amendment (including without limitation the reasonable fees and expenses of counsel).
4.    REPRESENTATIONS AND WARRANTIES.
The Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that: (a) the representations and warranties of the Loan Parties contained in Article 5 of the Credit Agreement, and in the other Loan Documents to which they are party, are true and correct in all material respects on and as of the date hereof, except (i) that any such representations and warranties that are qualified by reference to materiality or Material Adverse Effect shall be true and correct in all respects, (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (iii) that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; (b) no Default exists or will result from the execution, delivery and performance of this Amendment; (c) this Amendment has been duly executed and delivered by each Loan Party; (d) the execution, delivery and performance by each Loan Party of this Amendment are within the power and authority of each Loan Party and have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or by which such Person or its properties or any of its Subsidiaries are bound or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (ii) violate any Law; and (e) the Credit Agreement and other Loan Documents, as modified by this Amendment, are in full force and effect and are enforceable against each such Loan Party party thereto in accordance with the respective terms of such Loan Documents (except as such enforcement may be limited by principles of equity, bankruptcy, insolvency or other Laws affecting the enforcement of creditors' rights generally).
5.    REAFFIRMATION.
Each of the Loan Parties hereby reaffirms, ratifies and confirms all of its respective obligations under the Credit Agreement and other Loan Documents to which it is a party, as the same may have been modified by this Amendment.
6.    GOVERNING LAW.
This Amendment shall be governed by and construed in accordance with the Laws of the State of New York, and shall be deemed to be a contract made under and governed by, construed and enforced in accordance with the Laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), without regard to principles of conflicts of Law.
7.    COUNTERPARTS.
This Amendment may be signed by telecopy or original in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this instrument under seal as of the day and year first above written.

CURTISS-WRIGHT CORPORATION
CURTISS-WRIGHT CONTROLS, INC.
METAL IMPROVEMENT COMPANY, LLC
CURTISS-WRIGHT FLOW CONTROL CORPORATION
CURTISS-WRIGHT FLOW CONTROL SERVICE CORPORATION
CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION

By:
Name:	Glenn E. Tynan
Title:	Vice President & Chief Financial Officer

[SIGNATURE PAGE 2 OF 9 TO
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BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

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BANK OF AMERICA, N.A., as a Lender, the L/C Issuer and the Swing Line Lender

By:
Name:
Title:

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JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

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RBS CITIZENS, N.A., as a Lender

By:
Name:
Title:

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
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THE BANK OF NEW YORK MELLON, as a Lender

By:
Name:
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HSBC BANK USA, N.A., as a Lender

By:
Name:
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